UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 14, 2020

Date of Report (Date of earliest event reported)

MOMENTOUS HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-207163	32-0471741
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

32 Curzon Street, London, W1J 7WS, United Kingdom
(Address of principal executive offices)

+44 203 871 3051

(Registrant's telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act: - NONE

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock: $0.001 par value	MMNT	Other OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 8.01 Other Events.

On April 13, 2020, management for Momentous Holdings Corp., a Nevada corporation (the “Company”) determined that the Company is unable to meet the filing deadline of April 14, 2020, for its Quarterly Report on Form 10-Q for the quarter ended on February 29, 2020 (the “February 2020 Quarterly Report”) due to circumstances related to COVID-19.

In reliance on the Order Under Section 36 Of The Securities Exchange Act Of 1934 Modifying Exemptions From The Reporting And Proxy Delivery Requirements For Public Companies, issued by the U.S. Securities and Exchange Commission on March 25, 2020 (the “Order”), the Company is filing this Current Report on Form 8-K to avail itself of the exemption to file its February 2020 Quarterly Report.

The reason the Company has elected to rely on the Order exempting it from filing its February 2020 Quarterly Report is that it is unable to have necessary accounting personnel attend its corporate headquarters to update the Company’s books and records; moreover, remote access to the Company’s books and records does not allow for all of the required work to be completed on a timely basis. Currently, only our distiller is attending our premises to attempt to fulfil orders while the rest of management try to make arrangements to collect payments on outstanding accounts receivable. Collection of payment for sold merchandise has become difficult for us, as is the case with most suppliers, due to the closing of bars/restaurants/stockists. In addition, we have a reduced workforce. These restrictions are government enforced. While we hope that these restrictions are for only the short term, we of course have no control over the length of their enforcement.

We believe that we will be able to file the February 2020 Quarterly Report by May 14, 2020.

In addition to these short-term restrictions, we believe that the pandemic caused by COVID-19, could reduce a percentage of the accounts that we supply by forcing them to go out of business due to this crisis. We cannot accurately estimate how many of our accounts are subject to permanent closure but we currently believe that it is a small percentage.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MOMENTOUS HOLDINGS CORP.

DATED: April 14, 2020	By: /s/ Andrew Eddy
Andrew Eddy
President and CEO

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